UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 13, 2007
(Date of earliest event reported)

                     ML-CFC Commercial Mortgage Trust 2007-7
                     ---------------------------------------
                         (Exact name of issuing entity)

                Countrywide Commercial Real Estate Finance, Inc.
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                         PNC Bank, National Association
                         ------------------------------
               (Exact name of sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                333-142235-01                13-3416059
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)             File No.)               Identification No.)

4 World Financial Center, 250 Vesey Street, New York, New York    10080
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(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code   (212) 449-1000
                                                  ------------------------------



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description
-----------             -----------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 13, 2007, relating to validity and tax matters.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERRILL LYNCH MORTGAGE INVESTORS,
                                     INC.

Date: June 13, 2007

                                By:   /s/  David M. Rodgers
                                   ---------------------------------------------
                                   Name:   David M. Rodgers
                                   Title:  Executive Vice President, Chief
                                   Officer in Charge of Commercial Mortgage
                                   Securitization

                                Exhibit Index
                                -------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

8.1                    Opinion of Cadwalader, Wickersham &        E
                       Taft LLP, dated as of June 13, 2007,
                       relating to validity and tax
                       matters.